UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Turnpike Rd Southborough, Massachusetts	01772
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VRTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2019, in connection with a request for proposal (“RFP”) and vendor consolidation process conducted by Citigroup Technology, Inc. (“Citi”), and as part of Virtusa Corporation (the “Company”) being one of the vendors selected to continue preferred vendor status at Citi and have the opportunity to compete for additional, vendor consolidation work, the Company and Citi entered into Amendment No. 5 to the Master Professional Services Agreement, by and between the Company and Citi, dated as of July 1, 2015, as amended (the “Amendment”). Pursuant to the Amendment, (i) Citi agreed to maintain the Company as a preferred vendor under the Resource Management Organization (“RMO”) for the provision of IT services to Citi on an enterprise wide basis, (ii) the Company agreed to provide certain savings to Citi for the period from April 1, 2020 to December 31, 2020 (“Savings Period”), which savings can be achieved through productivity and efficiency measures and associated reduced spend; provided that if these productivity and efficiency measures do not achieve the projected savings amounts, the Company is required to provide certain discounts to Citi for the Savings Period to achieve the savings commitments; and (iii) to the extent that Citi awards the Company additional or new work in addition to the services covered by the RFP, the Company agreed to provide Citi with a certain percentage of savings (whether achieved through productivity measures, efficiencies, discounts or otherwise) as a condition to performing such services.

The foregoing description of the Amendment and the transactions contemplated therein is qualified in its entirety by reference to the full text of the Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: January 6, 2020	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer
(Principal Financial and Accounting Officer)